Exhibit No. 99

                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                       NON-RELOCATION/RELOCATION MORTGAGES
                              WFMBS SERIES 2003-19
                        Updated POOL PROFILE (11/20/2003)

--------------------------------------------------------------------------------

                                                Bid              Tolerance
                                            ------------    --------------------
AGGREGATE PRINCIPAL BALANCE                 $225,000,000             (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                       1-Dec-03
INTEREST RATE RANGE                          4.250-6.500
GROSS WAC                                          5.240%      (+5 bps/ -5 Bps%)
WEIGHTED AVERAGE SERVICE FEE                      25 bps
MASTER SERVICING FEE                               1 bps
WAM (in months)                                      178           (+/- 2 month)

WALTV                                                 56%          (maximum +2%)

CALIFORNIA %                                          50%          (maximum 50%)

AVERAGE LOAN BALANCE                            $485,000      (maximum $500,000)
LARGEST INDIVIDUAL LOAN BALANCE               $1,500,000    (maximum $1,600,000)

CASH-OUT REFINANCE %                                  21%          (maximum +1%)

PRIMARY RESIDENCE %                                   93%          (minimum -2%)

SINGLE-FAMILY DETACHED %                              88%          (minimum -1%)

FULL DOCUMENTATION %                                  44%          (minimum -1%)

UNINSURED > 80% LTV %                               0.31%          (maximum +1%)

WA FICO                                              730           (minimum -10)

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

--------------------------------------------------------------------------------

(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

Estimated Dispersion:

Gross WAC      UPB
---------    -------
    4.250%       773
    4.500%     1,144
    4.625%     2,488
    4.750%    10,909
    4.875%    23,283
    5.000%    16,777
    5.125%    20,474
    5.250%    39,056
    5.375%    28,707
    5.500%    24,313
    5.625%    10,818
    5.750%     8,244
    5.875%     2,710
    6.000%     1,277
    6.125%       685
    6.250%     1,656
    6.375%        57

             193,370

                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                       NON-RELOCATION/RELOCATION MORTGAGES
                              WFMBS SERIES 2003-19
                        Updated POOL PROFILE (11/20/2003)
                               PRICING INFORMATION

--------------------------------------------------------------------------------

RATING AGENCIES                               TBD by Wells Fargo

PASS THRU RATE                                     4.75% or 5.00%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS               0.90% or 2.61%

PRICING DATE                                                 TBD

FINAL STRUCTURE DUE DATE                               04-Dec-03        9:00 AM

SETTLEMENT DATE                                        23-Dec-03

ASSUMED SUB LEVELS                                           AAA          1.100%
                                                              AA            TBD
                                                               A            TBD
                                                             BBB            TBD
                                                              BB            TBD
                                                               B            TBD

                                              Note: AAA Class will be rated by
                                              two rating agencies. AA through B
                                              Classes will be rated by one
                                              rating agency.

WFASC Securitization Program as follows:

      1) All Special Hazard, Bankruptcy & Fraud losses will be allocated as regular Realized Losses.

      2) Curtailment Interest Shortfall will be allocated on a pro rata basis to all bonds.

      3) Soldiers & Sailors Interest Shortfall will be allocated on a pro rata basis to all bonds.

      4)    Wells Fargo Bank Minnesota, N.A. will act as custodian.

      5) No Floating Rate Interest-Only strips will be described as Fixed Rate (Normalized I/O's)

* This Security may contain Pledged Asset Loans.
------------------------------------------------

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2003-19. The principal only certificate created by the discount mortgage loans will be included in the bid on the pricing date.

WFMBS CONTACTS                                   Brad Davis (301) 846-8009
                                                 Mike Miller (301) 815-6397
                                                 Gretchen Markley (301) 846-8356

                            WFASC Denomination Policy
--------------------------------------------------------------------------------

                                        Minimum        Physical      Book Entry
Type and Description of Certificates  Denomination   Certificates   Certificates
                                         (1)(4)
--------------------------------------------------------------------------------

Class A

PAC, TAC, Scheduled, Accrual,
Sequential, Floaters, NAS,
Non-complex components (subject
to reasonable prepayment
support)                                $25,000        Allowed        Allowed

Companion classes for PAC, TAC,
Scheduled Classes                       $100,000       Allowed        Allowed

Inverse Floater (Including
Leveraged), PO, Subclasses of
the Class A that provide credit
protection to the Class A,
Complex multi-component
certificates                            $100,000       Allowed        Allowed

Notional and Nominal Face IO              (2)          Allowed        Allowed

Residual Certificates                     (3)          Required     Not Allowed

All other types of Class A
Certificates                              (5)            (5)            (5)

Class B (Investment Grade)              $100,000       Allowed        Allowed

Class B (Non-Investment Grade)          $250,000       Required     Not Allowed

--------------------------------------------------------------------------------

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.